                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 28, 1999
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)



                                AMAZON.COM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                          000-22513                      91-1646860
(STATE OR OTHER             (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION                                                 IDENTIFICATION NO.)
OF INCORPORATION)

                 1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (206) 622-2335
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5. OTHER EVENTS

       On April 28, 1999, Amazon.com, Inc. ("Amazon.com") announced its financial results for the first quarter of 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


       (c)    Exhibits

              99.1 Press Release dated April 28, 1999 regarding Amazon.com's first quarter financial results




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                AMAZON.COM, INC.
                                (REGISTRANT)



Dated: April 28, 1999           By:  /s/ Joy D. Covey
                                     ------------------------------------------
                                        Joy D. Covey
                                        Chief Financial Officer and Vice
                                        President of Finance and Administration




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                                  EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------

 99.1           Press Release dated April 28, 1999 regarding
                Amazon.com's first quarter financial results
